SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                         EAGLE PACIFIC INDUSTRIES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                         EAGLE PACIFIC INDUSTRIES, INC.
                            2430 METROPOLITAN CENTRE
                            333 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 30, 1996
                        ---------------------------------

TO THE SHAREHOLDERS OF EAGLE PACIFIC INDUSTRIES, INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of Eagle Pacific Industries, Inc. will be held on Tuesday, April 30, 1996, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota. The meeting will convene at 3:30 p.m., Minneapolis Time, for the following purposes:

         1.       To set the number of directors at seven.

         2. To elect three Class I directors to serve until the 1999 Annual Meeting of Shareholders.

         3. To ratify and approve the selection of independent public accountants for the Company for the current fiscal year.

         4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on March 19, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                       By Order of the Board of Directors,



                        Harry W. Spell, Chairman of the Board
                           and Chief Executive Officer

Minneapolis, Minnesota
April 1, 1996

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.



                         EAGLE PACIFIC INDUSTRIES, INC.
                            -------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 1996
                            -------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished to the shareholders of Eagle Pacific Industries, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on April 30, 1996, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors, and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

         Any proxy may be revoked at any time before it is voted by written notice to the Secretary or any other officer of the Company, or by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

         The Company expects mailing of this Proxy Statement to shareholders of the Company will commence on or about April 1, 1996. The Company's corporate offices are located at 2430 Metropolitan Centre, 333 South Seventh Street, Minneapolis, Minnesota 55402, and its telephone number is (612) 371-9650.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Company has outstanding two classes of stock: (i) $.01 par value Common Stock, of which 4,152,940 shares are issued and outstanding; and (ii) Series A 7% Convertible Preferred Stock ("Preferred Stock") of which 1,383,500 are issued and outstanding. Each share of Common Stock and Preferred Stock is entitled to one vote. Only shareholders of record at the close of business on March 19, 1996, will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a combined majority of the shares of Common Stock and Preferred Stock entitled to vote at the Annual

Meeting of Shareholders constitutes a quorum for the transaction of business. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.


           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table provides information as of March 19, 1996, concerning the beneficial ownership of the Company's Common Stock, assuming conversion of the Company's Series A 7% Convertible Preferred Stock (the "Preferred Stock") only as to the particular person listed, by persons who are known to own five percent or more of the Common Stock of the Company, by each executive officer named in the Summary Compensation Table, by each director, and by all directors and executive officers (including the named individuals) of the Company as a group. Unless otherwise noted, the person listed as the beneficial owner of the shares has sole voting and investment power over the shares.

                                        Shares                    Percent
  Name and Address of                Beneficially                    of
   Beneficial Owner                      Owned                    Class(1)
   ----------------                      -----                    --------

William Blair Mezzanine                535,000(2)                   12.6%
  Capital Fund, L.P.
222 West Adams Street
Chicago, Illinois 60606

Harry W. Spell                         318,884(5)(6)                 7.3%
2430 Metropolitan Centre
Minneapolis, MN 55402

William H. Spell                       366,364(4)(5)                 8.3%
2430 Metropolitan Centre
Minneapolis, MN 55402

Bruce A. Richard                        95,000(9)                    2.2%
2458 Farrington Circle
Roseville, MN 55113

Richard W. Perkins                     369,727(3)                    8.8%
730 East Lake Street
Wayzata, MN 55391

George R. Long                         228,660(7)                    5.4%
29 Las Brisas Way
Naples, FL  33963

Larry D. Schnase                       132,500(8)                    3.1%
146 North Maple
Hastings, Nebraska 68901

G. Peter Konen                          92,500(8)                    2.2%
146 North Maple
Hastings, Nebraska 68901

All Directors and Officers           1,581,135(10)                  31.2%
as a Group (7 persons)

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 19, 1996 or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.

(2) Includes 100,000 shares which may be purchased upon exercise of a currently exercisable Warrant.

(3) Includes 70,000 shares which may be purchased by Mr. Perkins upon exercise of currently exercisable options and 22,500 shares of Preferred Stock. Also includes 113,000 shares of Common Stock and 91,500 shares of Preferred Stock held by Perkins Capital Management, Inc. ("PCM"), a registered investment adviser, for its clients. Mr. Perkins is the controlling shareholder and an officer of PCM and has sole dispositive power over such shares. Mr. Perkins disclaims beneficial ownership of the shares held by PCM.

(4) Includes 285,000 shares which may be purchased by William Spell upon exercise of currently exercisable options and 25,000 shares of Preferred Stock held by William Spell's wife.

(5) Includes 22,500 shares held by the Spell Family Foundation. Messrs. Harry Spell and William Spell share voting and dispositive power over such shares.

(6) Includes 220,000 shares which may be purchased by Harry Spell upon exercise of currently exercisable options and 50,000 shares of Preferred Stock.

(7) Includes 45,000 shares which may be purchased by Mr. Long upon exercise of currently exercisable options and 33,750 shares of Preferred Stock.

(8) Such shares are not outstanding but may be purchased upon exercise of currently exercisable options.

(9) Includes 70,000 shares which may be purchased by Mr. Richard upon exercise of currently exercisable options and 25,000 shares of Preferred Stock.

(10) Includes 915,000 shares which may be purchased upon exercise of currently exercisable options and 247,750 shares of Preferred Stock, all as set forth above.


                             SET NUMBER OF DIRECTORS
                                (PROPOSAL NO. 1)

         The Bylaws of the Company provide that the number of directors shall not be less than three nor more than twelve, as determined by the shareholders. The Board of Directors recommends that the number of directors be set at seven. Each Proxy will be voted for or against such number, or not voted at all, as directed in the Proxy.

VOTE REQUIRED; RECOMMENDATION

         The adoption of the resolution to set the number of directors requires the affirmative vote of the greater of (1) a majority of the voting power of shares represented in person or by proxy at the Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting. The Board of Directors recommends that the shareholders vote in favor of this Proposal No. 1.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 2)

GENERAL INFORMATION

         Three directors will be elected at the Annual Meeting of Shareholders. The Board of Directors consists of three classes of Directors, Class I who hold office until the 1996 Annual Shareholders Meeting, Class II who hold office until the 1998 Annual Shareholders Meeting and Class III who hold office until the 1997 Annual Shareholders Meeting or, in all cases, until their successors are elected. Richard W. Perkins, George R. Long and Harry W. Spell are current Class I directors whose terms expire as of this Annual Meeting. Messrs. Perkins, Long and Spell have been nominated for reelection as Class I Directors by the Board of Directors and each has consented to being named as a nominee. It is intended that solicited proxies will be voted for such nominees. The Company believes that each nominee named below will be able to serve; but in the event any nominee is unable to serve as a director, the persons named as proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose or, in the absence of such proposal, for such fewer directors as results from the inability of a nominee to serve.

         The Board currently consists of seven directors, including the nominees listed below:

         Class I Nominees whose terms of office will be until the 1999 Annual Meeting of Shareholders if elected by the shareholders of the Company:

                                    Richard W. Perkins
                                    George R. Long
                                    Harry W. Spell

         Class II directors whose terms of office will continue until the 1998 Annual Meeting of Shareholders:

                                    William H. Spell
                                    Bruce A. Richard

         Class III directors whose terms of office will continue until the 1997 Annual Meeting of Shareholders:

                                    Larry D. Schnase
                                    G. Peter Konen

         The following is information concerning the principal occupations of the nominees, as well as of those directors whose terms will continue beyond the Annual Meeting, for at least the past five years.

         William H. Spell, age 39. Mr. Spell has been President and a director of the Company since January 1992. In addition, Mr. Spell is the Chief Executive Officer and a Director of Discus Acquisition Corporation, which during 1995 completed the leveraged buyout of Peerless Chain, Inc. Peerless is a manufacturer of chain and wire form products with over $45 million of sales in 1995. Previously Mr. Spell was involved with the acquisitions of a specialty food products company and a manufacturer of various clothing sportswear. From 1981 through 1988, Mr. Spell was vice president and director of corporate finance at John G. Kinnard & Co., a regional investment banking firm located in Minneapolis. Mr. Spell serves as a director of Discus Acquisition Corporation and Garment Graphics, Inc. as well as several private organizations. Mr. Spell has a B.S. and an M.B.A. degree from the University of Minnesota.

         Harry W. Spell, age 72. Mr. Harry Spell has been Chairman of the Board and CEO of the Company since January 1992. In addition, Mr. Spell is the Chairman of the Board of Discus Acquisition Corporation, which during 1995 completed the leveraged buyout of Peerless Chain, Inc. Peerless is a manufacturer of chain and wire form products with over $45 million of sales in 1995. Previously Mr. Spell was involved with the acquisitions of a specialty food products company and a manufacturer of various clothing sportswear. He was employed by Northern States Power, a Fortune 500 company, from 1949 until August 1988 when he reached the mandatory retirement age of 65 and he retired from all positions at Northern States Power Company. Mr. Harry Spell was Senior Vice President, Finance and Chief Financial officer of Northern States Power Company from May 1983 until April 1988. Mr. Harry Spell currently serves as a director of Appliance Recycling Centers of America, Inc. and Discus Acquisition Corporation, as well as several private organizations.

         Bruce A. Richard, age 66. Mr. Richard has been a director of the Company since March of 1992, Secretary, Treasurer since the summer of 1993 and Vice Chairman since February 1996. He also served as Chief Financial Officer of the Company from mid-1993 to February 1996. In addition, Mr. Richard is the Chief Financial Officer of Discus Acquisition Corporation, which during 1995 completed the leveraged buyout of Peerless Chain, Inc. Peerless is a manufacturer of chain and wire form products with over $45 million of sales in 1995. As a member of the Spell Investment Group, Mr. Richard has been involved in numerous acquisitions and investment activities. He retired as President and Chief Operating Officer of Northern States Power Company, a Fortune 500 company, in July of 1986. He is a former member of the Board of Regents of St. John's University and is actively involved in other philanthropic organizations.

         Richard W. Perkins, age 65. Mr. Perkins has been a director of the Company since January 1992. Mr. Perkins has been President of Perkins Capital Management, Inc. since 1984 and has had over 35 years experience in the investment business. Prior to establishing Perkins Capital Management, Inc., Mr. Perkins was a Senior Vice President at Piper Jaffray Inc. where he was involved in corporate finance and venture capital activities, as well as rendering investment advice to domestic and international investment managers. Mr. Perkins is a director of various public companies, including: Bio-Vascular, Inc., Lifecore Biomedical, Inc., Children's Broadcasting Corporation, Garment Graphics, Inc., Discus Acquisition Corporation, CNS, Inc., Quantech Ltd. and Nortech Systems, Inc.

         George R. Long, age 65. Mr. Long has been a director of the Company since 1986. He has served as Chairman of the Board of Directors of the Mayfield Corporation, a financial advisory and services firm, since 1973. For over five years, he has been a private investor. Mr. Long also is a director of the IAI Series of Mutual Funds, Minneapolis, Minnesota.

         Larry D. Schnase, age 63. Mr. Schnase has been a director of the Company since December 1993. He has been Chief Executive Officer and a director of Eagle since its inception in 1984 and served as President of Eagle from 1984 to February 1996. Prior to founding Eagle, Mr. Schnase served as Vice President of Sales for Western Plastics, a PVC pipe and PE tubing manufacturer. Mr. Schnase has over 35 years of experience in the business of manufacturing and sales of plastic pipe.

         G. Peter Konen, age 46. Mr. Konen has been a director of the Company and Eagle since December 1993 and President and Chief Operating Officer of Eagle since February 1996. He was Executive Vice President and Chief Operating Officer of Eagle from 1984 to February 1996. Prior to 1984 he was Plant Manager with Western Plastics, a PVC pipe and PE tubing manufacturer. Mr. Konen has over 22 years of experience in the business of manufacturing and sales of plastic pipe.

         Harry W. Spell is William H. Spell's father.


VOTE REQUIRED; RECOMMENDATION

         The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. The Board unanimously recommends that shareholders vote "For" the three nominees for Class I directors named above.

COMMITTEE AND BOARD MEETINGS

         The Company has an Audit Committee whose members are Messrs. Richard (Chairman), Konen and Perkins and which met once during fiscal 1995. The Audit Committee, among other responsibilities, recommends to the full Board of Directors the selection of auditors and reviews and evaluates the activities and reports of the auditors, as well as the internal accounting controls of the Company.

         The Company has a Compensation Committee whose members are Messrs. Perkins (Chairman), Long and Richard. The Compensation Committee met two times during fiscal 1995. The Compensation Committee is charged with determining the compensation to be paid to officers of the Company and to determine other compensation issues if requested by the Board of Directors.

         Finally, the Company has a Nominating Committee whose members are Messrs. Harry Spell (Chairman), Schnase and William Spell and which met once in fiscal 1995. The Nominating Committee presents nominees for members on the Board of Directors to the full Board of Directors for approval. The Nominating Committee does consider nominees recommended by Company shareholders. Such recommendations should be submitted in writing to William Spell and include a biography of the nominee.

         The Board of Directors met four times during fiscal 1995. Each director attended at least 75% of the meetings of the Board of Directors and any committee on which he served.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth all cash compensation paid or to be paid by the Company and its subsidiary, Eagle Plastics, Inc., as well as certain other compensation paid or accrued, during the last three fiscal years to the Chief Executive Officers of the Company and Eagle Plastics, Inc. and the executive officers of the Company and Eagle Plastics who received more than $100,000 during fiscal 1995:

                                                                                                          Long Term
                                                                                                           Compen-
                                                                Annual Compensation                        sation
                                                                -------------------                        ------
                                                                                                         Securities
                                                                                                         Underlying
         Name and                                                                        Other             Options         All
         Principal                Fiscal                                                Annual               and          Other
         Position                  Year             Salary            Bonus          Compensation           SARs       Compensation
         --------                  ----             ------            -----          ------------           ----        ------------
Harry W. Spell                    1995          $  7,200(1)          $      0         $      0             15,000          $ 0
 Chief Executive                  1994          $  6,000                    0                0                  0            0
 Officer and                      1993          $  6,000                    0                0             45,000            0
 Chairman of the
 Board of the Company

William H. Spell                  1995          $ 74,648(2)          $      0         $      0             50,000         $  0
 President and Chief              1994          $ 62,500             $ 35,000                0                  0            0
 Operating Officer of             1993          $ 40,500             $100,000                0            175,000(3)         0
 the Company and
 Chairman of the Board
 of Eagle Plastics, Inc.

Larry D. Schnase                  1995(5)       $167,225(4)          $      0         $      0             35,000         $  0
 Chief Executive                  1994(5)       $150,000             $150,000                0                  0            0
 Officer of Eagle                 1993(5)       $125,000             $348,295         $139,000(6)         575,000(7)         0
 Plastics, Inc.

G. Peter Konen                    1995(5)       $118,000(8)          $      0         $      0             75,000         $  0
 President of                     1994(5)       $105,500             $ 50,000         $      0                  0            0
 Eagle Plastics, Inc.             1993(5)       $ 72,250             $ 69,840         $      0            175,000(9)         0


- ----------------------

(1) As of January 1, 1995, Harry W. Spell, pursuant to an oral agreement, began to receive $600 per month for his services as Chairman of the Board and Chief Executive Officer. No other benefits are provided to Mr. Spell other than stock options that he has received.

(2) William H. Spell, President and Chief Operating Officer of the Company, entered into a restated employment contract with the Company for a five year term beginning January 1, 1995. Under such contract, Mr. Spell will receive an annual base salary (currently $89,188) and a $600 per month car allowance. Along with this base salary, he can receive a bonus up to $35,000 per year if Eagle meets certain operating profit levels. Such employment agreement has a confidentiality provision, a four year noncompetition clause and provides for a severance payment of $64,188 in the event of his termination other than for cause.

(3) Includes options to purchase 75,000 shares of the Company's Common Stock and options to purchase 100,000 shares of Eagle Plastics, Inc. Common Stock.

(4) Larry Schnase, Chief Executive Officer of Eagle, entered into a restated employment contract for a five year term beginning January 1, 1995. Under such contract, Mr. Schnase will receive an annual base salary (currently $179,050) and a $600 per month car allowance. Along with this base salary, Mr. Schnase can receive an annual bonus up to $150,000, if Eagle meets certain operating profit levels. Such employment agreement has a confidentiality provision, a four year noncompetition clause and provides for a severance payment of $154,050 in the event of his termination other than for cause. Finally, Mr. Schnase has also entered into a deferred compensation agreement with Eagle that provides for the payment of $75,000, in ten equal monthly installments in the event of his death or at the end of his employment upon retirement.

(5) Compensation to Messrs. Schnase, Konen and Spell is paid by Eagle, which was acquired by the Company on December 17, 1993.

(6) Reflects an airplane that was previously owned by Eagle and provided to Mr. Schnase as compensation at the time of the acquisition of Eagle by the Company.

(7) Includes options to purchase 195,000 shares of the Company's Common Stock and options to purchase 380,000 shares of Eagle Common Stock.

(8) G. Peter Konen, President of Eagle, entered into a restated employment contract for a five year term beginning January 1, 1995. Under such contact, Mr. Konen will receive an annual base salary (currently $145,000). Along with his base salary, Mr. Konen can receive an annual bonus up to $50,000 if Eagle meets certain operating profit levels. Such employment agreement has a confidentiality provision, a four year noncompetition clause and provides for a severance payment of $120,000 in the event of his termination other than for cause.

(9) Includes options to purchase 95,000 shares of the Company's Common Stock and options to purchase 80,000 shares of Eagle Common Stock.


OPTION/SAR GRANTS DURING 1995 FISCAL YEAR

         The following table provides details regarding stock options and SARs granted to the named executive officers of the Company and Eagle Plastics, Inc. in fiscal 1995.

                                   Number of            Percent of Total
                                   Securities             Options/SARs
                                   Underlying              granted to               Exercise or
                                  Options/SARs              Employees               Base Price                Expiration
           Name                     Granted              in Fiscal Year              Per Share                   Date
           ----                     -------              --------------              ---------                   ----
William H. Spell                  50,000(1)                   10.8%                    $3.00                   2/27/00

Harry W. Spell                    15,000(1)                   3.2%                     $3.00                   2/27/00

Larry D. Schnase                  35,000(1)                   7.6%                     $3.00                   2/27/00

G. Peter Konen                    40,000(2)                   8.7%                     $2.50                   12/31/99
                                  35,000(1)                   7.6%                     $3.00                   2/27/00

- ------------------

(1)      Such options are exercisable in full immediately.

(2) Exercisable in annual increments of 10,000 shares each commencing December 31, 1995.



OPTION/SAR EXERCISES IN 1995 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table sets forth information as to individual exercises of options, number of options and value of options at December 31, 1995 with respect to the named executive officers of the Company and Eagle:

                                                                                Number of                  Value of
                                                                               Unexercised               Unexercised
                                                                                Securities               In-the-Money
                                                                                Underlying               Options/SARs
                                                                               Options/SARs                   at
                                      Shares                                  at FY-End (#)               FY-End ($)
                                     Acquired              Value               Exercisable/              Exercisable/
            Name                   on Exercise            Realized            Unexercisable             Unexercisable
            ----                   -----------            --------            -------------             -------------

William H. Spell                        0                    0                  285,000/0                 $175,000/0

Harry W. Spell                          0                    0                  220,000/0                 $175,000/0

Larry D. Schnase                        0                    0                132,500/97,500                 0/0

G. Peter Konen                          0                    0                92,500/77,500                  0/0


DIRECTORS' COMPENSATION

         Each director who is not an employee of the Company or a subsidiary (other than the Chairman and the Vice Chairman) is entitled to a fee of $600 for attendance at each meeting of the Board of Directors or any committee meeting of the Board. Harry W. Spell, Chairman of the Board, and Bruce A. Richard, Vice Chairman of the Board, are compensated for their services in such capacities at the rate of $600 per month and $450 per month, respectively. Also, each nonemployee member of the Board of Directors who is (i) elected, re-elected or serving an unexpired term as a director at any Annual Meeting of Shareholders or
(ii) elected as a director at any special meeting of shareholders of the Company, is entitled to receive at the time of such election, re-election or annual or special meeting of shareholders an option to purchase 5,000 shares of the Company's Common Stock at a purchase price equal to the fair market value of the Company's Common Stock on the date of such election, re-election or meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Office Sharing. William H. Spell, President of the Company, pursuant to his employment contract, has an office sharing arrangement with the Company. In addition to those responsibilities pertaining to the Company, Mr. Spell is engaged in activities unrelated to those of the Company, for which he agreed to pay a fee equal to fair market value. Currently, another business with which Mr. Spell is involved shares the space with the Company and pays fees to the Company for such office sharing. Because of such payments, Mr. Spell's payment obligation under his employment contract has been waived by the Company.

         Eagle Stock Agreement. In conjunction with the acquisition of Eagle, the Company entered into an Eagle Stock Agreement (the "Agreement"). Pursuant to the Agreement: (i) an aggregate of 628,581 shares of Eagle Common Stock held by Larry Schnase and G. Peter Konen; (ii) an aggregate of 500,000 shares of Eagle Common Stock that may be acquired upon exercise of Stock Options held by Larry Schnase, G. Peter Konen and David Schnase; and (iii) up to 338,357 shares that may be purchased upon exercise of Stock Options that may be granted under the Eagle 1993 Stock Option Plan (collectively the "Liquidity Shares") have liquidity rights. Such liquidity rights provide that at any time after June 30, 1995, upon request by a holder of Liquidity Shares the Company will provide such holder liquidity in his or her Liquidity Shares by: (i) purchasing such Liquidity Shares for cash based on the market value of the Company's Common Stock at the time of the request; (ii) by registering the Liquidity Shares pursuant to the Securities Act of 1933, as amended, for public sale; (iii) exchanging the Liquidity Shares for the Company's Common Stock on a one-for-one ratio, provided, however, that only 314,290 of the Liquidity Shares may be presented to the Company pursuant to the Agreement from June 30, 1995 through December 31, 1995 and an additional 157,145 Liquidity Shares may be presented after January 1, 1997 and January 1, 1998. The determination of which form of liquidity to be provided is in the sole discretion of the Company. During Fiscal 1995, 72,500 Liquidity Shares previously owned by Larry Schnase were exchanged for 72,500 shares of the Company's Common Stock.


                   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 3)

         Deloitte & Touche LLP, independent public accountants, has served as the auditors of the Company since August 18, 1992. The Board of Directors has again selected Deloitte & Touche LLP as the Company's auditors for Fiscal 1996 and shareholder ratification of the appointment is requested. In the event the appointment is not approved by the shareholders, the Board of Directors will make another appointment at the earliest feasible time.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The Board of Directors recommends a vote "For" the appointment of Deloitte & Touche LLP.


          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1995 all Section 16(a) filing requirements applicable to Insiders were complied with except as follows: one form covering two transactions was filed late by G. Peter Konen; two forms covering two transactions were filed late by each of Harry W. Spell and William H. Spell; and one form covering one transaction was filed late by each of George R. Long, Richard W. Perkins, Bruce A. Richard and Larry D. Schnase.


                              SHAREHOLDER PROPOSALS

         The proxy rules of the Securities and Exchange Commission permit shareholders of a Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the proxy rules. The Company did not receive from its shareholders any proposals for action at the 1996 Annual Meeting. Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company on or before November 26, 1996 to be includable in the Company's proxy statement and related proxy for the 1997 annual meeting.


                                     GENERAL

         Management knows of no other matters that will be presented at the Annual Meeting of Shareholders. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

         The Annual Report of the Company for the past fiscal year is enclosed herewith and contains the Company's financial statements for the fiscal year ended December 31, 1995. No portion of the Annual Report is incorporated herein or is considered to be proxy soliciting material. SHAREHOLDERS MAY RECEIVE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO: INVESTOR RELATIONS, EAGLE PACIFIC INDUSTRIES, INC., 2430 METROPOLITAN CENTRE, 333 SOUTH SEVENTH STREET, MINNEAPOLIS, MINNESOTA 55402.


                                      By Order of the Board of Directors,


                                      Harry W. Spell, Chairman and Chief
                                       Executive Officer



                         EAGLE PACIFIC INDUSTRIES, INC.

                                      PROXY
        FOR 1996 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 30, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Harry W. Spell and William H. Spell, and each of them acting alone, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of Eagle Pacific Industries, Inc. (the "Company") registered in the name of the undersigned, at the Company's 1996 Annual Meeting of Shareholders to be held at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota, at 3:30 p.m., Minneapolis Time, on Tuesday, April 30, 1996, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the Meeting.

1.       To set the number of directors at seven.

         |_|  FOR                  |_| AGAINST                 |_| ABSTAIN

2. To elect three Class I directors to hold office until the 1998 Annual Meeting of Shareholders. (Nominees: Richard W. Perkins, George R. Long and Harry W. Spell)

         |_|  FOR all nominees listed above    |_| WITHHOLD AUTHORITY to vote
              (except those whose names have       for all nominees listed above
              been written on the line below)

      (To withhold authority to vote for any individual nominee write that nominee's name on the line below.)

        ----------------------------------------------------------------

3. To ratify and approve the selection of Deloitte & Touche LLP as independent public accountants for the Company for the current fiscal year.

         |_|  FOR                  |_| AGAINST                 |_| ABSTAIN

4.       OTHER MATTERS.  In their discretion, the appointed Proxies are.

         |_| AUTHORIZED                                   |_| NOT AUTHORIZED

         to vote upon such other business as may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL AND, IN THE CASE OF PROPOSAL #4 WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL #4.

Dated:  ____________________, 1996 _____________________________________________

                                   _____________________________________________
                                   (PLEASE DATE AND SIGN name(s) exactly as shown on your stock certificate. Executors, administrators, trustees, guardians, etc., should indicate capacity when signing. For stock held in Joint Tenancy, each joint owner should sign.)